1/4 Exhibit 10.2 [ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. SEVENTH AMENDMENT TO DEVELOPMENT AND SUPPLY AGREEMENT Effective as of date of the last signature below, Abbott Laboratories, an Illinois corporation having a principal place of business at 100 Abbott Park Road, Abbott Park, Illinois 60064-3500 (“Abbott”), and Seattle Genetics, Inc., a Delaware corporation having a principal place of business at 21823 – 30th Drive Southeast in Bothell, Washington 98021 (“Seattle Genetics”) (individually the “Party” or collectively the “Parties”) agree to the following terms and conditions (this “Seventh Amendment”) as set forth below. WHEREAS, the Parties entered into a Development and Supply Agreement with an Effective Date of February 23, 2004 for the manufacture of a chimeric anti-CD30 AC10 monoclonal antibody known as cAC10 Bulk Drug Substance (the “Original Agreement”), which also constitutes the antibody component of SGN-35 and the Parties subsequently entered into six amendments to the Original agreement (the “First Amendment”, “Second Amendment”, “Third Amendment”, “Fourth Amendment”, “Fifth Amendment” and “Sixth Amendment”, respectively. Collectively the Original Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment and the Sixth Amendment are hereinafter referred to as the “Agreement”); and WHEREAS, the Parties desire to further amend the Agreement as herein provided as of the date hereof. NOW, THEREFORE, in consideration of the mutual covenants and agreements contained here and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows: 1. I ncorporation of the Agreement. All capitalized terms which are used but not otherwise defined herein shall have the same meanings as set forth in the Agreement, and the Agreement, to the extent not inconsistent with this Seventh Amendment, is incorporated herein by this reference as though the same was set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments set forth in Paragraphs 2 and 3 below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the Agreement shall remain in full force and effect and its provisions shall be binding on the parties. 2. P rocess Development Work. The Parties agree that Abbott shall perform the activities set forth in Stage 13a of Attachment 1 hereto pursuant to the terms and conditions of the Agreement. 3. P ayment Schedule. As compensation for the activities to be performed by Abbott pursuant to Attachment 1 hereto, Seattle Genetics shall pay to Abbott the price established for each project stage on the dates set forth in Attachment 2. Billings associated with this Seventh Amendment may be combined on the same invoice with other, regular Payment Schedule charges. 4. P roject References. All references to the Project set forth in the Agreement, with the exception of the Payment Schedule and Facility Reservation Fee for the Project, shall also be deemed to apply to the activities performed by Abbott, pursuant to this Seventh Amendment.

2/4 6. E ffectuation. The amendment to the Agreement contemplated by this Seventh Amendment shall be deemed effective as of the last date written below upon the full execution of this Seventh Amendment and without any further action required by the parties hereto. There are no conditions precedent or subsequent to the effectiveness of this Seventh Amendment. All terms and conditions set forth in Agreement that are not amended hereby shall remain in full force and effect. Any term of this Seventh Amendment may be amended with the written consent of both parties. From the date hereof, any reference to the Agreement shall be deemed to refer to the Agreement as amended by this Seventh Amendment. 7. C ounterparts. This Seventh Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Seventh Amendment may be delivered by facsimile, with the intention that delivery by such means shall have the same effect as delivery of an original counterpart thereof. 8. E ntire Agreement. This Seventh Amendment and exhibits hereto are the product of both of the Parties hereto, and together with the Agreement and exhibits thereto constitute the entire agreement between such parties pertaining to the subject matter hereof, and merge all prior negotiations and drafts of the Parties with regard to the transactions contemplated herein. IN WITNESS WHEREOF, the parties have executed Second Amendment of the dates set forth below. ABBOTT LABORATORIES SEATTLE GENETICS, INC. By: /s/ Keith Kentala By: /s/ Clay B. Siegall Name: Keith Kentala Name: Clay. B. Siegall Title: General Manager, Commercial Operations Title: President & CEO Date: 01/02/2013 Date: 12/19/12

3/4 STAGE 13A: REFERENCE STANDARD GENERATION AND STABILITY [ * ]. Table 1: Reference Standard Testing – Qualification and Stability (i.e. Re-evaluation) Testing Time point (Months) S torage Temperature [ * ] [ * ] [ * ] [ * ] [ * ] [ * ] [ * ] [ * ] [ * ] [ * ] [ * ] [ * ] [ * ] [ * ] Seattle Genetics Deliverables: [ * ] Abbot Deliverables: [ * ] Price: Reference standard generation & year [ * ] testing: Stability testing – years [ * ] through [ * ] $[ * ] $[ * ] Total $[ * ]

PAYMENT SCHEDULE

[*]

2012

Stage	Activities	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
13A	Reference Std Gen and Testing											[*]		[*]
13A	Reference Std Gen and Testing											[*]		[*]
	Total	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

2013

Stage	Activities	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
13A	Reference Std Gen and Testing											[*]		[*]
13A	Reference Std Gen and Testing											[*]		[*]
	Total	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

2014

Stage	Activities	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
13A	Reference Std Gen and Testing											[*]		[*]
13A	Reference Std Gen and Testing											[*]		[*]
	Total	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

2015

Stage	Activities	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
13A	Reference Std Gen and Testing											[*]		[*]
13A	Reference Std Gen and Testing											[*]		[*]
	Total	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

2016

Stage	Activities	Jan	Feb	Mar	Apr	May	Jun	Jul	Aug	Sep	Oct	Nov	Dec	Year
13A	Reference Std Gen and Testing											[*]		[*]
13A	Reference Std Gen and Testing											[*]		[*]
	Total	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]

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